THIRD QUARTER 2021 – FINANCIAL RESULTS November 2021 Exhibit 99.2

FORWARD-LOOKING STATEMENTS This presentation contains “forward-looking statements” within the meaning of the federal securities laws, which statements are subject to substantial risks and uncertainties and are based on estimates and assumptions. All statements, other than statements of historical facts included in this presentation, including statements concerning our plans, objectives, goals, strategies, future events, future revenues or performance, financing needs, plans or intentions relating to product candidates, estimates of market size, estimates of market growth, business trends, expected testing supply and demand, the anticipated timing, design and conduct of our planned clinical trials, the development of our product candidates, including the timing and likelihood of regulatory filings and approvals for our product candidates, our ability to commercialize our product candidates, if approved, the pricing and reimbursement of our product candidates, if approved, the potential to develop future product candidates, the potential benefits of strategic collaborations and our intent to enter into any strategic arrangements, the timing and likelihood of success, plans and objectives of management for future operations and future results of anticipated product development efforts, are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “might,” “will,” “objective,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “design,” “estimate,” “predict,” “potential,” “plan” or the negative of these terms, and similar expressions intended to identify forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially from the forward-looking statements expressed or implied in this presentation, including those described in “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020, and elsewhere in such filing and in other subsequent disclosure documents, including our Quarterly Reports on Form 10-Q, filed with the U.S. Securities and Exchange Commission (SEC). We cannot assure you that we will realize the results, benefits or developments that we expect or anticipate or, even if substantially realized, that they will result in the consequences or affect us or our business in the way expected. Forward-looking statements are not historical facts and reflect our current views with respect to future events. Given the significant uncertainties, you should evaluate all forward-looking statements made in this presentation in the context of these risks and uncertainties and not place undue reliance on these forward-looking statements as predictions of future events. All forward-looking statements in this presentation apply only as of the date made and are expressly qualified in their entirety by the cautionary statements included in this presentation. We disclaim any intent to publicly update or revise any forward-looking statements to reflect subsequent events or circumstances, except as required by law. Industry and Market Data: We obtained the industry, market, and competitive position data used throughout this presentation from our own internal estimates and research, as well as from industry and general publications, and research, surveys, and studies conducted by third parties. Internal estimates are derived from publicly available information released by industry analysts and third-party sources, our internal research and our industry experience, and are based on assumptions made by us based on such data and our knowledge of the industry and market, which we believe to be reasonable. In addition, while we believe the industry, market, and competitive position data included in this prospectus is reliable and based on reasonable assumptions, we have not independently verified any third-party information, and all such data involve risks and uncertainties and are subject to change based on various factors. These and other factors could cause results to differ materially from those expressed in the estimates made by the independent parties and by us.

RECENT HIGHLIGHTS

ORAL DELIVERY OF BIOTHERAPEUTICS

- Initiated preclinical studies of PGN-OB1 (variant of adalumimab) and PGN-OB2 (GLP-1 agonist)
- Promising initial data with average bioavailability of approx. 15% of IV for PGN-OB1 following a single dose[1]
- Signed third pharma partnership to test their molecule with the OBDS
- Obtained a patent related to OBDS device

GI-TARGETED THERAPEUTICS

- Ongoing clinical study in ulcerative colitis patients using adalimumab delivered by enema as proxy for PGN-001 (variant of adalumimab)
- Designing first clinical study for PGN-600 (tofacitinib)
- Established IBD Clinical Advisory Board
- Obtained three patents related to therapeutic technologies
- DDS article published in Crohn's & Colitis 360

STRATEGIC TRANSFORMATION

- Company transformation into focused biotherapeutics platform company progressing as planned
- Already achieved $110M reduction in annual operating expenses annual run rate; targeting total $145M reduction post transformation
- Maintaining Avero Diagnostics while pursuing divestiture

PREECLUDIA™ TEST

- Submitted validation study data from Preecludia™ rule-out test for preeclampsia for publication in peer-reviewed journal
- Awarded patent for one of the key assays
- Engaged advisory firm and launched a managed process to license the test to potential commercial partners

3 © 2021 Progenity, Inc. All rights reserved

1. In animals where significant drug was detected

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INNOVATION PIPELINE UPDATE

THERAPEUTICS PROGRAMS For drugs that today must be injected, our ingestible capsule technology could enable needle-free, oral delivery and systemic uptake of large molecules. For people who suffer from gastrointestinal diseases, delivering therapeutics directly to the site of disease could enable safer and more effective drug therapies. ORAL DELIVERY OF BIOTHERAPEUTICS GI-TARGETED THERAPEUTICS ODBS Oral Biotherapeutics Delivery System DDS Drug Delivery System drug-device combinations

THERAPEUTICS PIPELINE discovery PGN-OB2 GLP-1 agonist + OBDS PGN-OB1 Adalimumab variant + OBDS Antisense Therapy + OBDS In partnership with IONIS PHARMACEUTICALS Undisclosed Drug + OBDS PGN-001 Adalimumab variant + DDS PGN-600 Tofacitinib + DDS preclinical early clinical late clinical Undisclosed Drug + OBDS In partnership with LARGE PHARMA 2 In partnership with LARGE PHARMA 1 ORAL DELIVERY OF BIOTHERAPEUTICS: OBDS GI-TARGETED THERAPEUTICS: DDS

THERAPEUTICS PROGRAMS ORAL DELIVERY OF BIOTHERAPEUTICS GI-TARGETED THERAPEUTICS ODBS Oral Biotherapeutics Delivery System DDS Drug Delivery System Program updates – Q3 In animals where significant drug was detected  Initiated preclinical studies of PGN-OB1 (variant of adalumimab) and PGN-OB2 (GLP-1 agonist) Promising initial data with average bioavailability of approximately 15% of IV for PGN-OB1 following a single dose1 Signed third pharma partnership to test their molecule with the OBDS  Obtained a patent related to OBDS device Ongoing clinical study in ulcerative colitis patients using adalimumab delivered by enema as proxy for PGN-001 (variant of adalumimab) Designing first clinical study for PGN-600 (tofacitinib) Established IBD Clinical Advisory Board Obtained three patents related to therapeutic technologies DDS article published in Crohn’s & Colitis 360

PREECLUDIA™ TEST Program updates – Q3 For patients with symptoms of possible preeclampsia, the Preecludia test is potentially the first blood test designed to assess risk by evaluating multiple pathophysiological pathways. RULE-OUT TEST FOR PREECLAMPSIA Submitted PRO-104 validation study manuscript publication in peer-reviewed journal; data is under embargo until publication Awarded patent for one of the key assays Engaged advisory firm and launched managed process to license the test to potential commercial partners

PREECLUDIA publication & ongoing licensing efforts H2 2022 DIAGNOSTICS ORAL BIOTHERAPEUTICS DDS topline clinical PK/PD for adalimumab in ulcerative colitis NEAR-TERM POTENTIAL CATALYSTS Q4 2021 Q1 2022 Q2 2022 GI-TARGETED THERAPEUTICS OBDS preclinical PK data generation DDS device function study in ulcerative colitis patients DDS clinical PK/PD data generation OBDS clinical study initiation

OPERATING EXPENSES

OPEX REDUCTIONS

- Secured $110 million in OPEX[1] annual run rate reductions from Q2 2021
- Expecting ~$145 million[2] total OPEX annual run rate reduction post company transformation
- Confirming target range of $5 to $6 million monthly cash burn run-rate post transformation
- Raised ~$79 million during H2 2021, providing cash runway extending into Q3 2022.
- Focusing stage-gated capital allocation on innovation pipeline

[1] Operating expenses before stock-based compensation accruals
[2] Assumes sale of Avero by end of 2021


2021 OPEX FORECAST (millions)
120
100
80
60
40
20
Q3 Guidance
1H 2021
Q3 Actual
Q4 Forecast
G&A
S&M
Precision Medicine
Women's Health
Disc Ops

11 © 2021 Progenity, Inc. All rights reserved.

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